UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  June 8, 2007

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 8.01	OTHER EVENTS

On June 7, 2007, AmTrust Financial Services, Inc. issued a press release announcing that it was in discussions with a Bermuda reinsurance company, which is in the process of being organized by AmTrust’s principal shareholders, to enter into multi-year quota share reinsurance agreements. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

The following exhibits are filed as part of this report.

Number	Description

99.1	Copy of press release issued by AmTrust Financial Services, Inc. dated June 7, 2007.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date June 8, 2007

/s/ Stephen Ungar
Stephen Ungar
Secretary